U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 2, 2007


                             Tilden Associates, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          000-1027484                                 11-3343019
      ---------------------                ---------------------------------
      (Commission File No.)                (IRS Employer Identification No.)


                             300 Hempstead Turnpike
                                    Suite 110
                            West Hempstead, NY 11552
                                 (516) 746-7911
        (Address and telephone number of principal executive offices and place of business)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 -- Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant's Certifying Accountant.

         (a) On March 21, 2007, the Registrant's Independent Auditor, Aaron Stein, C.P.A., PO Box 406, 981 Allen Lane, Woodmere, NY 11598, 516-569-0520,
notified the Registrant that he declined to stand for re-appointment as the Independent Auditor of the Registrant.

On April 2, 2007, the management of the Registrant engaged Michael T. Studer, CPA, PC, located at 18 East Sunrise Highway, Suite 311, Freeport, New York 11520, (516) 378-1000, as its independent auditors to audit its financial statements for the fiscal year ended December 31, 2006. The decision to retain Michael T. Studer, CPA, PC was approved by the Registrant's Board of Directors.

During the period of their engagement through March 21, 2006, there were no disagreements between Aaron Stein, C.P.A., and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aaron Stein, C.P.A., would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

The Registrant has furnished Aaron Stein, C.P.A. with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16 to this Form 8-K by amendment.

         (b) Effective April 2, 2007, Michael T. Studer, CPA, PC, has been retained as independent auditor of Tilden Associates, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2005. Prior to the engagement, Registrant did not consult with Michael T. Studer, CPA, PC regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Michael T. Studer, CPA, PC, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.


Section 9 -- Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

         (c)      Exhibits.

                  16. Letter from Aaron Stein, C.P.A., to the Commission, concerning change in certifying accountant


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 10, 2007

                                       Tilden Associates, Inc.

                                       By: /s/ ROBERT BASKIND
                                           ------------------------------------
                                           Robert Baskind, President



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